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                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Billy D. Prim and Mark Castaneda, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capabilities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement and any subsequent registration statement filed by the Registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relates to this Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities indicated on January 7, 2003.


/s/ Billy D. Prim                                         Chairman of the Board and Chief Executive  Officer
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Billy D. Prim                                             (Principal Executive Officer)

/s/ Mark Castaneda                                        Secretary,  Chief  Financial  Officer and Director
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Mark Castaneda                                            (Principal Financial and Accounting Officer)

/s/ Andrew J. Filipowski                                  Vice Chairman of the Board
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Andrew J. Filipowski

/s/ Richard A. Brenner                                    Director
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Richard A. Brenner

/s/ Steven D. Devick                                      Director
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Steven D. Devick

/s/ Robert J. Lunn                                        Director
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Robert J. Lunn

/s/ John H. Muehlstein                                    Director
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John H. Muehlstein

/s/ David L. Warnock                                      Director
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David L. Warnock